UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2005

CARRAMERICA REALTY CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	1-11706	52-1796339
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1850 K Street, N.W. Washington, D.C.		20006
(Address of principal executive offices)		(Zip Code)

(202) 729-1700

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Form of Restricted Stock Agreement

Attached as Exhibit 10.1 hereto is a copy of the form of restricted stock agreement (the “Restricted Stock Agreement”) that CarrAmerica Realty Corporation (the “Company”) expects to use to evidence grants of restricted stock under its 1997 Stock Option and Incentive Plan, as amended (the “Plan”), which was approved by the stockholders of the Company on May 8, 1997 and previously filed with the Securities and Exchange Commission.

The Restricted Stock Agreement evidences grants of shares of the Company’s common stock to eligible recipients under the Plan, including executive officers and directors of the Company. The number of shares of restricted stock subject to the grant will be established from time to time by the Executive Compensation Committee of the Board of Directors of the Company.

The Restricted Stock Agreement provides that the shares of restricted stock may not be sold, assigned, conveyed or otherwise disposed of, or pledged, mortgaged, hypothecated or otherwise encumbered until they have become vested.

During the period prior to the lapse and removal of the vesting and other restrictions placed on restricted stock, the recipient will have rights to receive all distributions on the shares of restricted stock and to vote his or her shares of restricted stock.

Recipients of restricted stock may elect, within specified time periods, to defer the payment of the portion of restricted stock which will become vested in a particular year. Such election must be made pursuant to a deferred unit stock agreement (the “Deferred Stock Unit Agreement”), the material terms of which are described below.

Form of Deferred Stock Unit Agreement

Attached as Exhibit 10.2 hereto is a copy of the form of deferred stock unit agreement that the Company expects to use to evidence the deferral of restricted stock granted under the Plan.

The Deferred Stock Unit Agreement evidences the conversion of shares of restricted stock granted by the Company under the Plan into deferred stock units pursuant to an election made by the recipient.

The deferred stock units issued pursuant to the Deferred Stock Unit Agreement will be fully vested and will be credited to an account established by the Company on behalf of the recipient. Under the terms of the Deferred Stock Unit Agreement, payment of the recipient’s account will be made after the recipient is no longer continuously providing services to the Company in a lump sum payment or a series of annual installment payments (not to exceed five), pursuant to an election made by the recipient.

When the Company declares a regular cash dividend on its common stock, the recipient’s account will be credited with dividend equivalents corresponding to the whole number of deferred stock units then constituting the account. The dividend equivalents credited to the account will be converted into shares of deferred stock units. The recipient will not have any voting rights with respect to his or her deferred stock units.

Form of Stock Option Agreement

Attached as Exhibit 10.3 hereto is a copy of the form of non-qualified stock option agreement (the “Stock Option Agreement”) that the Company expects to use to evidence stock option grants under the Plan.

The Stock Option Agreement evidences grants of options to purchase shares of the Company’s common stock to eligible recipients under the Plan. The number of shares subject to the option, the exercise price of the option, the dates on which portions of the option vest and become exercisable and the date on which the option expires will be established from time to time by the Compensation Committee of the Board of Directors of the Company. A portion of the option will become vested and exercisable only if the recipient is providing services to the Company or an affiliate of the Company continuously from the date of grant to the vesting date.

Directors’ Deferred Compensation Plan

Attached as Exhibit 10.4 hereto is a copy of the Company’s Directors’ Deferred Compensation Plan (the “DDCP”).

In December 2002, the Board of Directors of the Company approved the DDCP under which the Company’s directors are permitted to defer any portion of their fees and retainer, subject to a minimum deferral of $1,000 and for a minimum of two years. Deferrals made by a participant will be credited to the participant’s account maintained by the Company, and may be directed by participants for investment according to investment options made available by the Company from time to time.

The participant will be entitled to receive payment of his entire account in the event of termination of his or her services or in the event of death, and can elect to receive the payment either in a lump sum or in annual installments over the period of no longer than five years.

Amended and Restated Executive Deferred Compensation Plan

Attached as Exhibit 10.5 hereto is a copy of the Amended and Restated Executive Deferred Compensation Plan (the “EDCP”).

The Company originally adopted the EDCP on April 23, 1999 and amended and restated the EDCP as of January 1, 2001. The EDCP permits certain officers and management employees of the Company to defer a portion of their compensation, subject to a maximum of 25% of annual base compensation and 100% of annual bonus compensation. The Company may lower these limits if the earnings credited to amounts previously deferred may result in its failing to qualify as a real estate investment trust within the meaning of Section 856 of the Internal Revenue Code of 1986, as amended (the “Code”).

Under the EDCP, the Company is required to credit each participant’s account with matching contributions equal to 75% of the amount of total compensation deferred by the participants, up to a maximum of 6% of total compensation less the annual compensation limit under the Code.

Compensation deferred pursuant to the EDCP may be directed by participants for investment according to investment options made available by the Company from time to time.

Participants under the EDCP are fully vested in all amounts of compensation they elect to defer. Matching contributions made by the Company will vest in 25% increments in each of the four years of continuous service. In the event of death, disability or a change of control of the Company, a participant will become fully vested in all amounts of matching contributions credited by the Company to his or her account. A recipient can elect to receive the payment either in a lump sum or in annual installments over the period of no longer than five years.

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits.

The following exhibits are filed as part of this report:

10.1.	Form of Restricted Stock Agreement between the Company and officers, directors and certain employees of the Company.

10.2.	Form of Deferred Stock Unit Agreement between the Company and officers, directors and certain employees of the Company.

10.3.	Form of Stock Option Agreement between the Company and officers, directors and certain employees of the Company.

10.4.	Directors’ Deferred Compensation Plan.

10.5.	Amended and Restated Executive Deferred Compensation Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRAMERICA REALTY CORPORATION

Date: January 26, 2005	By:	/s/ Kurt A. Heister
Kurt A. Heister
Senior Vice President, Treasurer and Controller

EXHIBIT INDEX

Exhibit Number	Description

10.1	Form of Restricted Stock Agreement between the Company and officers, directors and certain employees of the Company.

10.2	Form of Deferred Stock Unit Agreement between the Company and officers, directors and certain employees of the Company.

10.3	Form of Stock Option Agreement between the Company and officers, directors and certain employees of the Company.

10.4	Directors’ Deferred Compensation Plan.

10.5	Amended and Restated Executive Deferred Compensation Plan.